UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2006
Date of Earliest Event Reported: May 4, 2006

MULTI-LINK TELECOMMUNICATIONS, INC.
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

0-26013 (Commission File Number)		84-1334687 (IRS Employer Identification No.)
936A Beachland Boulevard, Suite 13 Vero Beach, FL 32963 (Address of Principal Executive Offices and zip code)

(772) 231-7544
(Registrant's telephone
number, including area code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Multi-Link Telecommunications, Inc. (“Multi-Link”) and Auriga Laboratories, Inc. (“Auriga”) (collectively, Multi-Link and Auriga are referred to herein as the “Companies”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe future plans, strategies and expectations of the Companies, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The actual results of the Companies could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Multi-Link undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01 Entry into a Material Definitive Agreement.

On May 4, 2006, Multi-Link Telecommunications, Inc., a Colorado corporation (“Multi-Link”), entered into an agreement and plan of merger (“Merger Agreement”) with Auriga Laboratories, Inc., a Delaware corporation (“Auriga”) and Multi-Link Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Multi-Link (“Merger Sub”).

Under the Merger Agreement, Multi-Link and Auriga will enter into a business combination transaction by means of a merger (“Merger”) between Merger Sub and Auriga in which Auriga will merge with Merger Sub and be the surviving entity, through an exchange of all the issued and outstanding shares of common stock of Auriga for shares of Series A Convertible Preferred Stock, par value $0.01 per share, of Multi-Link ("Preferred Stock”). Following the closing of the Merger (“Closing”), Auriga will continue as a wholly-owned subsidiary of Multi-Link.

The Merger Agreement is included as Exhibit 2.1 to this Current Report and is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. The discussion of the Merger Agreement set forth herein is qualified in its entirety by reference to this Exhibit 2.1.

In connection with the Merger, (i) each outstanding share of Auriga common stock will be converted into the right to receive 0.0606392 shares of Preferred Stock; and (ii) each outstanding option and warrant to purchase one (1) share of Auriga common stock will be assumed by Multi-Link and converted into an option or warrant to purchase 30.013762 shares of Multi-Link common stock (with the exercise price being adjusted accordingly). The exchange ratios set forth above are subject to adjustment to reflect appropriately the effect of any stock split, stock dividend, reorganization, recapitalization, reclassification, combination or other like change with respect to the capital stock of Multi-Link or Auriga (or any options or warrants with respect to the foregoing) occurring on or after May 4, 2006 and the Closing.

As of May 4, 2006, Auriga common stock, options and warrants outstanding were as follows:

•	16,490,990 shares of common stock.

•	Options to purchase 2,866,000 shares of common stock at exercise prices ranging from $0.85 to $1.85 per share.

•	Warrants to purchase 4,202,281 shares of common stock at exercise prices ranging from $0.85 to $2.50 per share.

Assuming no Auriga stockholder elects dissenters’ rights, the Auriga stockholders will be issued 1,000,000 shares of Preferred Stock in the Merger. Each share of Preferred Stock will be convertible into 494.956646 shares of Multi-Link’s common stock. Accordingly, upon completion of the Merger, the Auriga stockholders will own 1,000,000 shares of Preferred Stock (equivalent to 494,956,646 shares of Multi-Link’s common stock on an as-converted basis) and the current Multi-Link stockholders will own 37,215,913 shares of Multi-Link’s common stock. Upon conversion of the Preferred Stock, the Auriga stockholders will own approximately 93% of the total outstanding shares of Multi-Link’s common stock, and the current Multi-Link stockholders will own approximately 7% of the total outstanding shares of Multi-Link’s common stock.

The ownership interests of the Auriga stockholders and the current Multi-Link stockholders will be subject to dilution for the outstanding Auriga options and warrants to be assumed by Multi-Link in connection with the Merger. Accordingly, upon conversion of the Preferred Stock, the holders of Auriga’s common stock, options and warrants will own approximately 95% of Multi-Link’s common stock on a fully diluted basis, and the current Multi-Link stockholders will own approximately 5% of the Multi-Link’s common stock on a fully diluted basis.

The issuance of the shares of Preferred Stock to the Auriga stockholders in the Merger and, upon conversion of such shares of Preferred Stock, the shares of Multi-Link common stock underlying such shares of Preferred Stock, is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and such other available exemptions. The shares of Preferred Stock and the shares of Multi-Link common stock underlying the Preferred Stock may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the United States Securities and Exchange Commission (“Commission”) or with any state securities commission in respect of the Merger.

Multi-Link is presently authorized under its Articles of Incorporation to issue 150,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, par value $0.01 per share. Of the 5,000,000 shares of preferred stock authorized, 1,200,000 shares will be designated as Series A Convertible Preferred Stock pursuant to a certificate of designations (“Certificate of Designations”), which will be approved by Multi-Link’s board of directors, and filed with and accepted by, the Secretary of State of the State of Colorado prior to the Closing of the Merger. Currently, Multi-Link has 37,215,913 shares of common stock outstanding and no shares of preferred stock outstanding.

Each share of Preferred Stock will be convertible into 494.956646 shares of Multi-Link’s common stock (the “Conversion Rate”). The Preferred Stock will immediately and automatically be converted into shares of Multi-Link’s common stock (the “Mandatory Conversion”) upon the approval by a majority of Multi-Link’s stockholders (voting together on an as-converted-to-common-stock basis), following the Merger, of a 1 for 15 reverse stock split of Multi-Link’s outstanding common stock (“Reverse Split”).

The holders of shares of Preferred Stock will be entitled to vote together with the holders of Multi-Link’s common stock, as a single class, upon all matters submitted to holders of common stock for a vote. Each share of Preferred Stock will carry a number of votes equal to the number of shares of common stock issuable as if converted at the record date. As such, immediately following the Merger, the Auriga stockholders will have approximately 93% of the total combined voting power of all classes of Multi-Link stock entitled to vote.

Upon Mandatory Conversion of the shares of Preferred Stock, and subject to an adjustment of the Conversion Rate as a result of the Reverse Split, the Auriga stockholders will, in the aggregate, receive approximately 32,997,110 shares of Multi-Link’s common stock, representing approximately 93% of the outstanding shares of Multi-Link’s common stock immediately following the Mandatory Conversion. The existing stockholders of Multi-Link will, following the Mandatory Conversion and Reverse Split, own approximately 2,481,061 shares of Multi-Link’s common stock, representing approximately 7% of the outstanding shares of common stock.

Upon conversion of the Preferred Stock, the holders of Auriga’s common stock, options and warrants will own approximately 95% of Multi-Link’s common stock on a fully diluted basis, and the current Multi-Link stockholders will own approximately 5% of the Multi-Link’s common stock on a fully diluted basis.

In connection with the Reverse Split, Multi-Link’s board of directors may, in its discretion, provide special treatment to certain Multi-Link stockholders to preserve round lot holders (i.e., holders owning at least 100 shares) after the Reverse Split. In the event Multi-Link’s board determines to provide such special treatment, Multi-Link stockholders holding 1,500 or fewer shares of common stock but at least 100 shares of common stock will receive 100 shares of common stock after the Reverse Split, and persons holding less than 100 shares of common stock would not be affected. The terms and conditions of special treatment afforded to Multi-Link stockholders to preserve round lot stockholders, if any, including the record dates for determining which stockholders may be eligible for such special treatment, will be established in the discretion of Multi-Link’s board of directors.

Effective as of the Closing of the Merger, and subject to applicable regulatory requirements, including the preparation, filing and distribution to the Multi-Link stockholders of a Schedule 14(f)-1 Notice to Stockholders at least ten (10) days prior to Closing, Kevin R. Keating, Multi-Link’s current sole officer and director will resign such positions and will appoint as directors:

•	Philip S. Pesin, the current Chairman and CEO of Auriga

•	Dayne Wagoner, a current director of Auriga

As a condition to the Closing of the Merger, KI Equity Partners I, LLC (“KI Equity”), Multi-Link’s current controlling stockholder, and Auriga stockholders holding at least a majority of the Preferred Stock received in the Merger, will agree to vote their shares of Multi-Link’s voting securities to approve the Reverse Split, the adoption of a stock incentive plan, the reincorporation of Multi-Link in the State of Delaware, and the change of Multi-Link’s corporate name (collectively, the “Actions”).

As soon as commercially practicable following the Merger, Multi-Link has agreed to cause its board of directors to satisfy the independence, audit and compensation committee and other corporate governance requirements under the Sarbanes-Oxley Act of 2002 (the "SOX Act"), the rules and regulations promulgated by the SEC, and the requirements of either NASDAQ or American Stock Exchange (“AMEX”) as selected by Multi-Link, whether or not Multi-Link’s common stock is listed or quoted, or qualifies for listing or quotation, on such national exchanges.

Additional information concerning Philip S. Pesin and Dayne Wagoner, and any other directors to be appointed to Multi-Link’s board as part of the Merger will be included in the Schedule 14(f)-1 Notice to Stockholders which will be filed with the SEC and mailed to stockholders at least ten (10) days prior to the Closing of the Merger.

At or prior to the Closing, Multi-Link will also enter into a certain financial advisory agreement with Keating Securities, LLC (“Keating Securities”), a registered broker-dealer, under which Keating Securities will be compensated by Multi-Link for its advisory services rendered to Multi-Link in connection with the Merger. The transaction advisory fee will be $340,000, with the payment thereof being subject to the Closing of the Merger.

Multi-Link and Auriga have each agreed to continue to operate their business in the ordinary course prior to the Merger.

Under the Merger Agreement, each of Multi-Link and Auriga have agreed to do certain things, some of which are conditions to the Merger transaction. Each company is obligated to (a) obtain all necessary approvals for various aspects of the transaction, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) in the case of Auriga, deliver audited financial statements including a balance sheet as of March 31, 2006 and statements of operations, cash flows and stockholders’ equity for the years ended March 31, 2006, and (e) refrain from soliciting or initiating proposals from, providing information to or holding discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

Consummation of the Merger is also contingent upon (i) preparation, filing and distribution to the Multi-Link stockholders of a Schedule 14(f)-1 Notice to Stockholders, and (ii) continued quotation of Multi-Link’s common stock on the Over-the-Counter Bulletin Board.

The representations and warranties of the parties to the Merger Agreement generally do not survive the Closing.

The Merger Agreement may be terminated as follows: (i) by mutual consent, (ii) by either party if the Merger is not consummated by May 31, 2006, (iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their own expenses. If the Merger Agreement is terminated by Multi-Link as a result of Auriga’s failure to satisfy the conditions precedent to Closing that are applicable to it or as a result of a breach or misrepresentation by Auriga, the $40,000 deposit paid to Multi-Link by Auriga may be retained by Multi-Link as liquidated damages and as its sole source of damages for any breach or termination of the Merger Agreement.

The directors of Multi-Link have approved the Merger Agreement and the transactions contemplated thereunder. The directors of Auriga have approved the Merger Agreement and the transactions contemplated thereunder. The Merger Agreement and the transactions contemplated thereunder require the approval of Auriga’s stockholders before the Merger can be consummated. The parties expect the closing of the transactions under the Merger Agreement to occur on or about May 15, 2006. However, there can be no assurances that the Merger will be completed.

On March 30, 2006, in its Current Report on Form 8-K dated March 30, 2006, Multi-Link reported the execution of a letter of intent to acquire Auriga.

Kevin R. Keating is the father of Timothy J. Keating, the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KI Equity, which is the current majority stockholder of Multi-Link, and Keating Securities, LLC, the registered broker-dealer affiliate of Keating Investments, LLC. Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KI Equity or Keating Securities, LLC and disclaims any beneficial interest in the shares of Multi-Link’s common stock owned by KI Equity. Similarly, Keating Investments, LLC, KI Equity and Keating Securities, LLC disclaim any beneficial interest in the shares of Multi-Link’s common stock currently owned by Kevin R. Keating.

Business of Multi-Link

Multi-Link is currently a shell company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Multi-Link would acquire a target company with an operating business with the intent of continuing the acquired company’s business as a publicly held entity.

Business of Auriga

Auriga was formed in April 2005 with the acquisitions of Auriga Pharmaceuticals, LLC and Tryon Labs, Inc. Auriga is a specialty pharmaceutical company with stand-alone sales, marketing and development capabilities. Auriga currently markets, through its 40-person sales force, the Extendryl® family of prescription products for the treatment and relief of cough, cold and allergy symptoms. Auriga is seeking to acquire and/or license additional pharmaceutical products and to develop new drug delivery techniques.

The corporate headquarters of Auriga is located at Auriga Laboratories, Inc., 5555 Triangle Parkway, Suite 300, Norcross, GA 30092

The business of Auriga involves a number of risks and uncertainties that could cause the actual results of either company to differ materially from those estimated by management from time to time. Potential risks and uncertainties, include, but are not limited to, such factors as fluctuations in demand for each company’s products, the FDA approval, introduction and/or acquisition of new products, changes in regulations affecting Auriga and its business and products, the company’s ability to attract and maintain customers and strategic business relationships, the impact of competitive products and pricing, growth in target markets, the adequacy of the company’s liquidity and financial strength to support its growth, and other information that may be detailed from time to time in Multi-Link’s filings with the United States Securities and Exchange Commission should the Merger transaction contemplated by the Merger Agreement be completed.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.

(b)	Pro forma financial information. None.

(c)	Exhibits.

2.1
Agreement and Plan of Merger by and between Multi-Link Telecommunications, Inc., Multi-Link Acquisition, Inc. and Auriga Laboratories, Inc. dated May 4, 2006.  Filed as Exhibit 2.1 on Multi-Link's Current Report on form 8-K filed with SEC on May 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Multi-Link Telecommunications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Link Telecommunications, Inc.

Date: May 8, 2006	By:	/s/ Kevin R. Keating
Kevin R. Keating, President